UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 4, 2024
(Date of Report (date of earliest event reported))

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1212 Terra Bella Avenue Mountain View, California 94043
(Address of principal executive offices, including zip code)

(650) 940-4700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IRIX	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2024, IRIDEX Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Lind Global Asset Management IX LLC (“Lind”), an entity managed by The Lind Partners, LLC, relating to the issuance and sale to Lind of a senior convertible promissory note in the principal amount of $4,200,000 (the “Principal Amount”), for a purchase price of $3,500,000 (the “Initial Note”) and (ii) a subsequent contingent senior convertible promissory note in the amount of $1,800,000 for a purchase price of $1,500,000 (the “Subsequent Note” and, together with the Initial Note, the “Notes”)(together with the Securities Purchase Agreement and the Notes, the “Transaction Documents”). The transaction is expected to close on or around August 9, 2024 (the “Initial Closing”), subject to customary closing conditions.

The Notes will be convertible into shares of the Company’s common stock, $0.01 par value (the “Common Stock” and such shares issued upon conversion, the “Conversion Shares”) at Lind’s option at an initial conversion price of $2.44, subject to any adjustments set forth in the Notes; provided no such adjustment shall result in a conversion price that is less than $0.39 (such limit, the “Floor Price”). The outstanding principal balance of each Note, after giving effect to any conversion, repayment or redemption (the “Outstanding Principal Amount”), shall be due and payable 24 months from issuance of the applicable Note (the “Maturity Date”), or at such earlier time as determined in the Notes. The Notes will not bear regular interest.

Commencing on the date that is one hundred twenty (120) days after the issuance of the applicable Note, provided that no Event of Default (as defined in each of the Notes and further described below) shall have occurred, the Company will repay the Outstanding Principal Amount of such Note in twenty (20) consecutive monthly installments of $210,000 (the “Monthly Payments”) on each one (1) month anniversary of the issuance date, until the Outstanding Principal Amount of such Note has been paid in full on or prior to the applicable Maturity Date or, if earlier, upon acceleration, repayment, conversion or redemption of such Note in accordance with its terms. At the Company’s option, each month, the Monthly Payments can be made in: (i) cash; (ii) shares of the Common Stock (the “Repayment Shares”); or (iii) a combination of cash and Repayment Shares; provided, that the number of Repayment Shares to be delivered in accordance with clause (ii) or (iii) shall be determined by dividing (X) the portion of the Principal Amount being paid in shares of Common Stock, by (Y) ninety percent (90%) of the average of the five (5) lowest daily VWAPs during the twenty (20) trading days prior to the applicable payment date; provided, further, that no portion of the Principal Amount may be paid in Repayment Shares unless such Repayment Shares (A) may be immediately resold pursuant to Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “1933 Act”), by a person that is not an affiliate of the Company, or (B) are registered for resale under the 1933 Act and the Registration Statement (defined below) is in effect and lawfully usable to effect immediate sales of such Repayment Shares. If the Company makes a Monthly Payment in cash, the Company must also pay Lind a 4% premium of such Monthly Payment and such premium will not be applied towards the Outstanding Principal Amount. Furthermore, with respect to no more than two (2) Monthly Payments, Lind may elect to increase the amount of such Monthly Payment up to $800,000; provided that any such increased Monthly Payment is made in Repayment Shares. Following any such increased Monthly Payment, the amount of such increase shall be deducted from the amount of the last Monthly Payment owing under such Note until such Monthly Payment is reduced to zero.

Provided no Event of Default has occurred, from the date that is thirty (30) days following the earlier date on which the Conversion Shares may be (i) offered or sold pursuant to an effective Registration Statement, or (ii) immediately resold under Rule 144 by persons other than the Company’s affiliates or holders of the Conversion Shares that have been the Company’s affiliates at a time during the immediately preceding three (3) months without restriction on the number of shares to be sold or manner of sale, the Company may repay all, but not less than all, of the then Outstanding Principal Amount at a repayment price equal to (a) if the applicable prepayment occurs on or prior to the date that is one hundred and eighty (180) days following the issuance of the applicable Note, 90% of the Outstanding Principal Amount of such Note, (b) if the applicable prepayment occurs on the date that is on or after the date that is one hundred eighty one (181) days following the date of issuance of the applicable Note but prior to the date that is three hundred sixty-five (365) days from the date of issuance of the applicable Note, 93.3333333% of the Outstanding Principal Amount of such Note, and (c) if the applicable prepayment occurs on the date that is on or after the date that is three hundred sixty-six (366) days following the date of issuance of the applicable Note but on or prior to the applicable Maturity Date, the Outstanding Principal Amount of such Note. If the Company elects to prepay a Note, Lind may elect to convert up to one-third (1/3) of the Outstanding Principal Amount of such Note in connection with the prepayment.

Notwithstanding anything to the contrary contained in the Transaction Documents, so long as the Common Stock is listed on the applicable trading market, prior to the receipt of the Stockholder Approval (defined below), the Company is not required to issue any Common Stock to Lind to the extent such issuance would result in the aggregate number of Lind Shares issued by the Company pursuant to the Transaction Documents exceeding 19.99% of the outstanding capital stock, membership interests or other similar equity interests (the “Equity Interests”) at any such time and, following the receipt of the Stockholder Approval, 30% of the outstanding Equity Interests at any such time.

The Securities Purchase Agreement and each Note contain certain negative covenants, including restrictions on the Company’s ability to incur debt (other than Permitted Indebtedness, as defined in the Securities Purchase Agreement) or issue certain equity securities. Additionally, unless waived by Lind, the Company shall be required to utilize a portion of the proceeds from certain specified debt or equity transactions and asset sales to repay the Outstanding Principal Amount due under the Notes.

Following the occurrence of a Change of Control (as defined in the Securities Purchase Agreement), Lind may require the Company to prepay, effective immediately prior to the consummation of such Change of Control, an amount equal to 105% of the Outstanding Principal Amount as of such date.

Upon the occurrence of any Event of Default (as defined in each of the Notes), the Notes will become immediately due and payable, and Lind may declare an amount equal to 120% of the then Outstanding Principal Amount of the Note due and payable, in addition to any other remedies under the Transaction Documents. Additionally, upon the occurrence of an Event of Default or an event which with the passage of time may result in an Event of Default, Lind may convert all or a portion of the Outstanding Principal Amount of a Note at the lower of (i) the then-current conversion price and (ii) the greater of (a) eighty-percent (80%) of the average of the three (3) lowest daily VWAPs during the twenty (20) Trading Days prior to the delivery of the notice of conversion and (b) the Floor Price.

Events of Default include, among others: (i) any failure by the Company to make any payment of the Principal Amount of the Note when due; (ii) covenant defaults; (iii) delivery by the Company of notice to Lind that it cannot comply with Lind’s request to convert the Note(s) into Conversion Shares; (iv) the failure by the Company to (x) timely deliver the Lind Shares or (y) make the payment of any fees and/or liquidated damages under the Transaction Documents; (v) any failure by the Company to have the required minimum number of shares of Common Stock authorized and reserved to convert the Note(s) into Lind Shares; (vi) material inaccuracy of representations and warranties; (vii) default by the Company on any payment of existing indebtedness in excess of $250,000; (viii) bankruptcy and insolvency proceedings, (ix) failure by the Company to instruct its transfer agent to issue unlegended certificates to Lind as required by the Transaction Documents; (x) delisting events; (xi) proposal by the Company or consummation of a “going private” transaction; (xii) the occurrence of a United States Securities and Exchange Commission (the “Commission”) or judicial stop trade order or trading suspension stop-order or any restriction in place with the Company’s transfer agent restricting trade of the Common Stock; (xiii) the Company’s market capitalization being below $20,000,000.00 for ten (10) consecutive days; or (xiv) challenge by the Company of the enforceability of any Transaction Document.

The Securities Purchase Agreement provides that the Company shall provide to Lind, within two (2) business days following the Initial Closing, 126,968 shares of the Common Stock (the “First Incentive Share Installment”). In the event the Company fails to repay the Initial Note in full within one hundred eighty (180) days of the closing date of the Note, the Company shall issue to Lind, on the trading day immediately following such day, additional shares of the Common Stock (the “Second Incentive Share Installment” and, together with the First Incentive Share Installment, the “Incentive Shares”) in an amount equal to $250,000 divided by the greater of (i) the average VWAP over the five trading days immediately preceding such trading date and (ii) the Floor Price, subject to any adjustments provided in the Note. The Securities Purchase Agreement also contains customary representation and warranties of the Company and Lind, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties. Together, the Conversion Shares, the Repayment Shares, and the Incentive Shares constitute the “Lind Shares”.

Pursuant to the terms and conditions of the Securities Purchase Agreement, the Company will file a registration statement (the “Registration Statement”) with the Commission no later than thirty (30) days from the date the Initial Note is issued, covering the resale of all of the Lind Shares issued to Lind pursuant to the Initial Note. Additionally, the Company shall file a Registration Statement covering the resale of all of the Lind Shares issued to Lind pursuant to the Subsequent Note no later than thirty (30) days from the date the Subsequent Note is issued. Further, pursuant to the terms of the Securities Purchase Agreement, the Company also agreed to hold a special stockholder meeting no later 120 days from the Initial Closing to obtain stockholder approval (the “Stockholder Approval”) to (a) amend the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock by at least the number of shares equal to the number of shares of Common Stock issuable under the Transaction Documents, or (b) to ratify and approve all of the transactions contemplated by the Transaction Documents, including the issuance of all of the Lind Shares issued and potentially issuable to Lind pursuant to the terms and conditions of the Transaction Documents, all as may be required by the applicable rules and regulations of the applicable trading market (or any successor entity).

The total number of shares of Common Stock issuable pursuant to the terms of the Transaction Documents is capped at (i) prior to the receipt of Stockholder Approval, a number of shares of Common Stock equal to 19.99% of the number of shares of Common Stock outstanding as of August 4, 2024, and (ii) following the receipt of Stockholder Approval, a number of shares of Common Stock equal to 30% of the number of shares of Common Stock outstanding as of August 4, 2024.

In addition, pursuant to the terms of the Securities Purchase Agreement, if the Company raises new equity in one or more raises within twenty four (24) months following the Initial Closing, the Company shall offer Lind the opportunity to purchase up to fifteen (15%) of such new securities, at the price and on the terms specified in the Offering.

The foregoing description of the Transaction Documents is qualified by reference to the full text of the forms of the Transaction Documents, which are filed as Exhibits hereto and incorporated herein by reference.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the 1933 Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the 1933 Act and applicable state securities laws.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of Lind in the Securities Purchase Agreement, the Offering and the Notes was made in reliance on the exemption afforded by Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act and corresponding provisions of state securities or “blue sky” laws. None of the securities have been registered under the 1933 Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities mentioned herein did not involve a public offering and was made without general solicitation or general advertising. The Company relied on this exemption from registration based in part on representations made by Lind.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01 Other Events

The Company issued a press release on August 5, 2024 announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement
10.2	Form of Note (included in Exhibit 10.1)
99.1	Press Release dated August 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

	By:	/s/David I. Bruce
David I. Bruce
Chief Executive Officer

Date: August 5, 2024